Neuberger Berman Income Funds® (the “Income Funds”)
Neuberger Berman Short Duration Bond Fund

Neuberger Berman Advisers Management Trust® (the “AMT Funds”)
Short Duration Bond Portfolio

Supplement to the Summary Prospectuses, Prospectuses and Statements of Additional Information of Income Funds, each dated February 28, 2022, and AMT Funds, each dated May 1, 2022, each as amended and supplemented

Effective immediately, Ashok Bhatia has been added as a senior portfolio manager to each of Neuberger Berman Short Duration Bond Fund, a series of Income Funds, and Short Duration Bond Portfolio, a series of AMT Funds (each a “Fund” and together, the “Funds”).  Additionally, Norman Milner is no longer a portfolio manager to the Funds and all references to Mr. Milner in the Funds’ Summary Prospectuses, Prospectuses and Statements of Additional Information are hereby deleted.

The Funds’ summary prospectuses and prospectuses are therefore revised as follows:

(a) The sections titled “Portfolio Managers” in the summary prospectuses and prospectuses for the Funds are deleted in their entirety and replaced with the following:

The Fund is managed by Michael Foster (Managing Director of the Manager), Matthew McGinnis (Senior Vice President of the Manager), Ashok Bhatia, CFA (Managing Director and Deputy Chief Investment Officer of Fixed Income of the Manager) and David M. Brown, CFA (Managing Director and Co-Head of Global Investment Grade Fixed Income of the Manager). Mr. Foster has managed the Fund since 2008. Mr. McGinnis has managed the Fund since February 2017.  Mr. Brown has managed the Fund since May 2021.  Mr. Bhatia has managed the Fund since July 2022.

(b)  The following is added to the “Management of the Funds — Portfolio Managers” section of the Funds’ prospectuses:

Ashok Bhatia, CFA, is a Managing Director of the Manager. He joined the firm in July 2017 and is the Deputy Chief Investment Officer of Fixed Income. Prior to joining the firm, Mr. Bhatia was a senior portfolio manager and co-leader of the customized fixed income team at another asset manager. He has over 24 years’ experience in the investment industry. Mr. Bhatia has been a Portfolio Manager of the Fund since July 2022.

The date of this supplement is July 28, 2022

Please retain this supplement for future reference.

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